REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted Underwriting Transactions - continued

Sample - Form 10f-3

Record of Securities Purchased
Under the Rule 10f-3 Procedures

1. Name of Purchasing Portfolio:
HCT Fixed Income Bond Fund

2.	Issuer:     HSBC 4.75 4/15/2010

3.	Date of Purchase:  4/13/2005

4. Underwriter from whom purchased:
	HSBC

5.	Name of Affiliated Underwriter
(as defined in the Rule 10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated):
	Deutsche Bank Securities Inc.

6.	Aggregate principal amount of purchase:
905,000

7.	Aggregate principal amount of offering:
 750,000,000

8.	Purchase price (Net of fees and expenses):
   99.676

9. Date offering commenced: 4/13/2005

10.	Commission, spread or profit:
  .35%


REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted
Underwriting Transactions - continued

Sample - Form 10f-3 - continued



Yes

No

11.Have the following conditions been satisfied:





a.The securities are a part of an issue
registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section
3(a)(29) of the Securities Exchange Act of
1934 or is part of an "Eligible Foreign
Offering" as defined in the Rule or an
"Eligible Rule 144A Offering" as defined in the Rule.

Yes



b.The purchase was made prior
to the end of the first day on which
any sales were made at no more than
the price paid by each other purchaser
of securities in that offering or any
concurrent offering or, if a rights
on or before the fourth day preceding the day on which the rights offering terminated.

Yes



c.The underwriting was a firm commitment underwriting.

Yes



d.The commission, spread or profit
was reasonable and fair in relation to
 that being received by others for
underwriting similar securities
during the same period.

Yes



e.In respect of any securities other
than municipal securities, the issuer of such securities has been in continuous operation of not less than three years
(including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

Yes

REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted
Underwriting Transactions -
continued

Sample - Form 10f-3 -
continued

YES/NO

f.The amount of such
securities purchased
by all of the Portfolio
and investment companies
advised by the Adviser did
not exceed 25% of any such
class or, in the case of an
Eligible Rule 144A Offering,
25% of the total of the
principal amount of any class sold
to Qualified Institutional Buyers
plus the principal amount of such
class in any concurrent public
offering

Yes



gNo Affiliated Underwriter
was a direct or indirect
 participant or benefited
directly or indirectly
from the purchase or, in the
case of Eligible Municipal
Securities, the purchase was
not designated as a group
transaction.

Yes



Approved:
Date:
Board of Trustees Review Date:

REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted Underwriting Transactions - continued

Sample - Form 10f-3

Record of Securities Purchased Under the Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio: HCT Fixed Income Bond Fund

2.	Issuer:     Barclays 6.278 12/15/49

3.	Date of Purchase:  6/01/2005

4.	Underwriter from whom purchased: Barclays

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicated):
Deutsche Bank Securities Inc.

6.	Aggregate principal amount of purchase:     560,000
7.	Aggregate principal amount of offering:      1,000,000,000
8.	Purchase price (Net of fees and expenses):       100.00
9. Date offering commenced: 6/01/2005
10. Commission, spread or profit:         .65%


REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted Underwriting Transactions - continued

Sample - Form 10f-3 - continued

Yes

No

11.	Have the following conditions been satisfied:

a.	The securities are a part of an issue registered under the
Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934 or is part of an "Eligible
Foreign Offering" as defined in the Rule or an "Eligible Rule
144A Offering" as defined in the Rule.

Yes

b.	The purchase was made prior to the end of the first day on
which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

Yes

c.	The underwriting was a firm commitment underwriting.

Yes

d.	The commission, spread or profit was reasonable and fair in
relation to that being received by others for underwriting similar securities during the same period.

Yes

e.	In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation of not less than three years (including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

Yes

REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted Underwriting Transactions - continued

Sample - Form 10f-3 - continued

YES/NO

f.		The amount of such securities purchased by all of the
Portfolio and investment companies advised by the Adviser did not exceed 25% of any such class or, in the case of an Eligible Rule 144A Offering, 25% of the total of the principal amount of any class sold to Qualified Institutional Buyers plus the principal amount of such class in any concurrent public offering

Yes

g.	No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase or, in the case of Eligible Municipal Securities, the purchase was not designated as a group transaction.

Yes

Approved:         Date:

Board of Trustees Review Date:


REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted Underwriting Transactions - continued

Sample - Form 10f-3

Record of Securities Purchased Under the Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio: HCT Fixed Income Bond Fund
2.	Issuer:     Allstate 5.55 5/09/2035
3.	Date of Purchase:  5/04/2005
4.	Underwriter from whom purchased: Goldman Sachs
5.	Name of Affiliated Underwriter (as defined in the Rule
10f-3 procedures) managing or participating in syndicate
(attach list of all members of syndicated):
Deutsche Bank Securities Inc.

6.	Aggregate principal amount of purchase:     1,320,000
7.	Aggregate principal amount of offering:      800,000,000
8.	Purchase price (Net of fees and expenses):       99.508
9.	Date offering commenced: 5/04/2005
10.	Commission, spread or profit:         .875%
$

REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted Underwriting Transactions - continued

Sample - Form 10f-3 - continued

Yes

No

11.	Have the following conditions been satisfied:

a.	The securities are a part of an issue registered under the
Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934 or is part of an "Eligible
Foreign Offering" as defined in the Rule or an "Eligible Rule
144A Offering" as defined in the Rule.

Yes

b.	The purchase was made prior to the end of the first day on
which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

Yes

c.	The underwriting was a firm commitment underwriting.

Yes

d.	The commission, spread or profit was reasonable and fair in
relation to that being received by others for underwriting similar securities during the same period.

Yes

e.	In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation of not less than three years (including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

Yes

REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted Underwriting Transactions - continued

Sample - Form 10f-3 - continued

YES/NO

f.		The amount of such securities purchased by all of the
Portfolio and investment companies advised by the Adviser did not exceed 25% of any such class or, in the case of an Eligible Rule 144A Offering, 25% of the total of the principal amount of any class sold to Qualified Institutional Buyers plus the principal amount of such class in any concurrent public offering

Yes

g.	No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase or, in the case of Eligible Municipal Securities, the purchase was not designated as a group transaction.

Yes


Approved:      	Date:

Board of Trustees Review Date:


REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted Underwriting Transactions - continued

Sample - Form 10f-3

Record of Securities Purchased Under the Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio: HCT Fixed Income Bond Fund
2.	Issuer:     AHM 05-2 V-A3 5.077 8/25/ 2035
3. 	Date of Purchase:  6/16/2005
4.	Underwriter from whom purchased: Lehman
5.	Name of Affiliated Underwriter (as defined
in the Rule 10f-3 procedures) managing or
participating in syndicate (attach list
of all members of syndicated): Deutsche
Bank Securities Inc.
6.	Aggregate principal amount of
purchase:     1,740,000
7.	Aggregate principal amount
of offering:      243,690,000
8.	Purchase price (Net of
fees and expenses):       99.993579
9.	Date offering commenced:
6/16/2005
10.	Commission, spread or profit:
  .15%
$

REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted Underwriting
Transactions - continued

Sample - Form 10f-3 - continued

Yes

No

11.	Have the following conditions been satisfied:

a.	The securities are a part of an
 issue registered under the
Securities Act of 1933, which is being
offered to the public, or
are "municipal securities" as defined
in Section 3(a)(29) of the
Securities Exchange Act of 1934 or is
part of an "Eligible
Foreign Offering" as defined in the
Rule or an "Eligible Rule
144A Offering" as defined in the Rule.

Yes

b.	The purchase was made prior to the end of the first day on
which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

Yes

c.	The underwriting was a firm commitment underwriting.

Yes

d.	The commission, spread or profit was reasonable and fair in
relation to that being received by others for underwriting similar securities during the same period.

Yes

e.	In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation of not less than three years (including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

Yes

REPORTABLE TRANSACTIONS
Rule 10f-3 - Restricted Underwriting Transactions - continued

Sample - Form 10f-3 - continued

YES/NO

f.		The amount of such securities purchased by all of the
Portfolio and investment companies advised by the Adviser did not exceed 25% of any such class or, in the case of an Eligible Rule 144A Offering, 25% of the total of the principal amount of any class sold to Qualified Institutional Buyers plus the principal amount of such class in any concurrent public offering

Yes

g.	No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase or, in the case of Eligible Municipal Securities, the purchase was not designated as a group transaction.

Yes



Approved:             Date:

Board of Trustees Review Date: